UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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TigerLogic Corporation
(Name of Registrant as Specified In Its Charter)

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TIGERLOGIC CORPORATION

1532 SW Morrison Street, Suite 200

Portland, Oregon 97205

Notice of Annual Meeting of Stockholders and Important Notice Regarding the
Availability of Proxy Materials for the Stockholder Meeting to Be Held on

September 17, 2015

To the Stockholders of TigerLogic Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), will be held at the Hotel deLuxe located at 729 SW 15th Ave., Portland, Oregon 97205, on Thursday, September 17, 2015 at 11:30 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.             To elect two (2) Class II directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2.             To ratify the appointment of Moss Adams LLP as independent auditors of the Company for the fiscal year ending March 31, 2016; and

3.             To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 20, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2015, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

The Proxy Statement and Annual Report are also available at www.edocumentview.com/TIGR.

By Order of the Board of Directors,

/s/ Philip D. Barrett

Philip D. Barrett
Chairman of the Board
Portland, Oregon
July 29, 2015

TIGERLOGIC CORPORATION

1532 SW Morrison Street, Suite 200

Portland, Oregon 97205

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of TigerLogic Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Thursday, September 17, 2015, at 11:30 a.m. local time, at the Hotel deLuxe located at 729 SW 15th Ave., Portland, Oregon 97205, and at any adjournments or postponements thereof. Our principal executive office is located at 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205 and our telephone number is (503) 488-6988. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about July 29, 2015, to all stockholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on July 20, 2015 was fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 30,955,697 shares of Common Stock, which were held by approximately 130 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given.

Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board:

“FOR” the election of Richard W. Koe and Douglas G. Ballinger as Class II directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2018 or until their successors are duly elected and qualified.

“FOR” ratification of Moss Adams LLP as our independent auditors for the fiscal year ending March 31, 2016.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy card (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the Secretary of the Company; (ii) filing a duly executed proxy bearing a later date with the Company; or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy cards, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each class with as nearly equal a number of directors as possible. The number of directors is currently set at six (6) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, two (2) individuals will be elected as Class II directors to serve for a three (3) year term or until their successors are duly elected and qualified. The Board has nominated Richard W. Koe and Douglas G. Ballinger for election as Class II directors at the Annual Meeting.

The Board knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of the nominee.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from the nominees. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth, as of July 20, 2015, the names, ages and committee memberships of the current directors and director nominees of the Company, the dates they joined the Board and the years in which their terms expire, as applicable:

Name of Director	Age	Director Since	Term Expires(1)
Richard W. Koe	58	2003	2015
Douglas G. Ballinger (2)(4)	55	2009	2015
Gerald F. Chew	55	1998	2016
Nancy M. Harvey (3)	61	2011	2016
Philip D. Barrett (2)(3)	59	2007	2017
Eric Singer (2)(3)(4)	41	2015	2017

(1)         Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)         Member of the Compensation Committee.

(3)         Member of the Audit Committee.

(4)         Member of the Nominating and Corporate Governance Committee.

The following is a brief summary of the background of each director and director nominee:

Richard W. Koe retired as President and Chief Executive Officer of the Company on September 7, 2014.  Mr. Koe continues to serve on the Board and provides advisory services to the Company during a transition period through March 7, 2016.  Mr. Koe was appointed President and Chief Executive Officer on January 17, 2013, after having served as Interim President and Chief Executive Officer since February 26, 2009. Mr. Koe joined the Board of Directors in January 2003. Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. (“Astoria”) and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”) since July 1991. Astoria is a significant stockholder of the Company as of the record date for the Annual Meeting. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe has significant executive leadership experience having served as President of ACM, and Managing General Partner for Astoria and Montavilla Partners, L.P., for over 20 years.  This experience, combined with the long-standing relationship with us as a major shareholder, and over 10 years of service on our Board, qualifies Mr. Koe to continue to serve as our director.

Douglas G. Ballinger joined the Board in September 2009. Mr. Ballinger is President of PageDNA, a privately held company based in Redwood City, CA, specializing in web-to-print software. Mr. Ballinger founded PageDNA in April 1997. From September 1991 to March 1997, Mr. Ballinger was a principal of Metagraphic, Inc., a Palo Alto based digital pre-media firm, and prior to that he was in sales with Pacific Lithograph Company of San Francisco. Mr. Ballinger holds a B.A. in History from Stanford University. Mr. Ballinger serves on the Compensation Committee and the Nominating and Corporate Governance Committee. The Board believes Mr. Ballinger’s executive and management experience in the technology industry qualifies Mr. Ballinger to continue to serve as our director.

Gerald F. Chew was appointed as our Senior Vice President, Corporate and Product Development in September 2011 and resigned from that position effective July 31, 2013, while remaining a member of the Board. Mr. Chew joined the Board in July 1998. Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm, since October 2003, and as Managing Director of HighWest Partners LLC, an investment company, since April 2014. From September 2008 to June 2010, Mr. Chew served as a Senior Vice President at IHS, Inc. (NYSE: IHS), a leading global source of critical information and insight. Mr. Chew served as President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (Nasdaq: MDSI), a provider of mobile workforce management solutions, from April 2001 to March 2002, and served as a director of MDSI from 1995 until April 2001. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Mr. Chew served as Chairman of the Audit Committee and served on the Compensation Committee and the Nominating and Corporate Governance Committee until joining the Company as an employee in September 2011. The Board believes Mr. Chew’s extensive senior executive experience in publicly traded technology companies, combined with his 15 years of service as a director on our Board, qualifies Mr. Chew to continue to serve as our director.

Nancy M. Harvey joined the Board in September 2011. Ms. Harvey currently serves as the Executive Director of the Institute for Entrepreneurial Studies at the University of Illinois at Chicago since August 2014. In addition, Ms. Harvey serves as an Executive-in-Residence at UChicagoTech, the Center for Technology Development and Ventures of the University of Chicago, and has been an independent management consultant since April 2010. From January 2008 to March 2010, Ms. Harvey served as Executive Director at Wolfram Research Inc., a developer of technical computing software and other resources, and as Chief Executive Officer of Wolfram Solutions, which provides comprehensive solutions bundling professional services and Wolfram technologies. From December 2005 to December 2007, Ms. Harvey was an independent management consultant. Ms. Harvey served as President and Chief Executive Officer of TenFold Inc. (Nasdaq and OTC Bulletin Board: TENF), a provider of enterprise software solutions and an applications development platform, from January 2001 to November 2005, as a director of TENF from January 2001 to May 2006, as Chief Financial Officer of TENF from April 2002 to November 2005, and as Chief Operating Officer of TENF from July 2000 to January 2001. From October 1997 to May 2000, Ms. Harvey served as Executive Vice President of CSC Health Care Group, a global business vertical within the Computer Sciences Corporation (NYSE:CSC). Ms. Harvey holds a B.A. in Biology and Chemistry from the College of Creative Studies of the University of California, Santa Barbara; a Ph.D. in Chemical Physics from the University of Minnesota; and an M.B.A. from the Wharton School of the University of Pennsylvania. Ms. Harvey serves as Chairperson of the Audit Committee. The Board believes Ms. Harvey’s extensive senior executive experience in publicly traded technology companies, combined with her previous directorship experience in a publicly listed technology company, qualifies Ms. Harvey to continue to serve as our director.

Philip D. Barrett joined the Board in November 2007 and was appointed Chairman of the Board on September 25, 2014.  Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machine parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed as a director of the Company and served as our Chairman from December 1998 until our merger with PickAx, Inc. in November 2000. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett serves on the Audit Committee and the Compensation Committee. The Board believes Mr. Barrett’s broad entrepreneurship and technology experience qualifies Mr. Barrett to continue to serve as our director and Chairman.

Eric Singer joined the board in January 2015. Mr. Singer is Chairman of Vertex Capital Advisors, LLC, which he founded in May 2014. From March 2012 to May 2014, Mr. Singer served as a co-managing member of Potomac Capital Management III, LLC, the general partner of Potomac Capital Partners III, LP, and of Potomac Capital Management II, LLC, the general partner of Potomac Capital Partners II, LP. Previously, Mr. Singer served as an advisor to Potomac Capital Management, LLC and its related entities since May 2009.  From July 2007 to April 2009, Mr. Singer was a senior investment analyst at Riley Investment Management. He managed private portfolios for Alpine Resources, LLC from January 2003 to July 2007.  Mr. Singer currently serves as a director of IEC Electronics, a premier provider of electronic manufacturing services to advanced technology companies primarily in the military, aerospace, medical and industrial sectors since February 2015.  Mr. Singer served as a director of Meru Networks, Inc., a Wi-Fi network solutions company, from January 2014 to January 2015. Mr. Singer served as a director of PLX Technology, Inc., a semiconductor company, from December 2013 until its sale to Avago Technologies Limited in August 2014. Mr. Singer served as Chairman of the Board of Sigma Designs, Inc., a semiconductor company, from January 2013 until December 2013, and was a director from August 2012 until December 2013. From August 2008 until its sale in February 2010, Mr. Singer served as a director of Zilog Corporation, a semiconductor company. Mr. Singer holds a B.A. from Brandeis University. The Board believes Mr. Singer’s previous directorship experience in publicly listed technology companies qualifies Mr. Singer to continue to serve as our director.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

The Board’s Leadership Structure

The Board has determined that the interests of all stockholders are best served if the roles of Chairman of the Board and Chief Executive Officer are separated with one individual serving as the Chairman and another individual serving as our principal executive officer.  Currently, Mr. Barrett is the Chairman of the Board and Roger Rowe is our Chief Executive Officer.  We do not have a Lead Independent Director.  A majority of the Board, including our Chairman, Mr. Barrett, consists of independent directors who provide strong leadership for the Board and each of the committees of the Board. Each independent director has access to the Company’s executives, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. The independent directors meet from time to time, as deemed appropriate in their discretion, in their various capacities, and the Audit Committee members meet with our outside auditors on a regular basis. Further, the Board periodically reviews the Company’s leadership structure.

The Board’s Role in Risk Oversight

The Board oversees that assets of the Company are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company, including strategic and competitive risks, financial risks, legal risks and operational risks.

While the Board is responsible for appropriate risk oversight, Company management is responsible for day-to-day risk management. The Company has robust processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management programs. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to the committees, which meet regularly and report back to the full Board. All committees, and especially the Audit Committee, play significant roles in carrying out the risk oversight function. In particular:

•                  The Audit Committee oversees risks related to the Company’s financial matters, including credit and liquidity risks, the financial statements and reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditors.

•                  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

•                  The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, and corporate governance profile. The Nominating and Corporate Governance Committee oversees the Company’s ethics programs, including the Code of Conduct, and is engaged in overseeing risks associated with succession planning for the Board and management.

Meetings and Committees of the Board of Directors

The Board currently has three (3) main committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The following describes each such committee, its current membership, the number of meetings held during the fiscal year ended March 31, 2015, and its function. All current members of these committees are non-employee directors.

The Board held fifteen (15) meetings during the fiscal year ended March 31, 2014. Each director, during his or her term, attended more than 75% of the meetings of the Board and of the committees on which he or she served. The Board has determined that all of its directors, other than Mr. Koe and Mr. Chew, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable rules of the listing standards of the NASDAQ Capital Market (“NASDAQ”). Mr. Chew was an “independent” director prior to joining the Company as an employee in September 2011, and he resigned as an employee effective July 31, 2013.

Audit Committee

The current members of the Audit Committee are Ms. Harvey, Mr. Barrett and Mr. Singer. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2015. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Audit Committee are “independent” under applicable SEC and NASDAQ rules. The Board has determined that Nancy M. Harvey qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Compensation Committee

The current members of the Compensation Committee are Mr. Barrett, Mr. Ballinger and Mr. Singer. The Compensation Committee held three (3) meetings during the fiscal year ended March 31, 2015.  The Compensation Committee’s scope and authority includes reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters, including the annual goals, objectives and compensation of the Chief Executive Officer and our other executive officers, and administering the Company’s equity compensation plans and approving grants of equity compensation under such plans.  The Compensation Committee has the ability to delegate its authority to administer the Company’s equity compensation plans to a subcommittee and had previously delegated certain authority to grant equity incentives to non-executive employees and service providers and to determine the terms and conditions of such grants within the terms of the equity compensation plan to the Stock Committee, the sole member of which was Mr. Koe.  The Stock Committee was dissolved on June 15, 2015.

The Compensation Committee did not retain a compensation consultant to advise them on compensation issues in the fiscal year ended March 31, 2015.  When reviewing our overall compensation strategy and policies, the Compensation Committee reviews performance goals and objectives relating to compensation, reviews and advises the Board concerning regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of our executive compensation programs among comparable companies in our industry, and reviews the terms of any employment agreement, severance agreement and change of control protections for our executive officers.  The Compensation Committee considers recommendations from the Chief Executive Officer regarding total compensation for directors and the other executive officers, but does not delegate authority for such compensation decisions which are determined by the Compensation Committee and the full Board. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Compensation Committee are “independent” under applicable SEC and NASDAQ rules.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Mr. Ballinger and Mr. Singer. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2015. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.tigerlogic.com. The Board has determined that the members of the Corporate Governance and Nominating Committee are “independent” under applicable SEC and NASDAQ rules.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than two percent (2%) of the outstanding shares of the Company’s voting securities continuously for at least twelve (12) months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third-party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to TigerLogic Corporation, Attention: Secretary, 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three (3) years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the Annual Meeting of Stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination, including with respect to the current nominees for election, Mr. Koe and Mr. Ballinger.

The Company encourages all incumbent directors and nominees for election as director to attend the Annual Meeting of Stockholders.  All of our directors attended the last Annual Meeting of Stockholders held on March 12, 2015.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to TigerLogic Corporation, Attention: Secretary, 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205. If such communication is intended for some, but not all, of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.

Stockholder Nominations for Director

Our Amended and Restated Bylaws provide that nominations for election to the Board may be made by the Board, any nominating committee or person appointed by the Board or any stockholder entitled to vote for election of directors at the meeting. A stockholder who wishes to make a nomination must comply with the notice procedures and the information requirements set forth in Section 2.10 of our Amended and Restated Bylaws, a copy of which is available on our website at www.tigerlogic.com.

PROPOSAL TWO
RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Moss Adams LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2016.  A proposal to ratify the appointment of Moss Adams LLP (“Moss Adams”) for the current year will be presented at the Annual Meeting. Representatives of Moss Adams are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint Moss Adams was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.  In June 2015, we announced that our Audit Committee had appointed Moss Adams as our independent registered public accounting firm, replacing KPMG LLP (“KPMG”), our prior accounting firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

Change of Independent Public Accountants

As previously reported on the Company’s Current Report on Form 8-K, dated June 19, 2015, on that date, the Audit Committee approved the dismissal of KPMG as the Company’s independent registered public accountant, effective as of the date of KPMG’s completion of the audit services for the fiscal year ending March 31, 2015 and the filing of the Company’s 2015 Annual Report on Form 10-K.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 31, 2015 and 2014, there were (i) no disagreements between the Company and KPMG on any matter of accounting principal or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports, and (ii) no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

On June 19, 2015, the Audit Committee approved the engagement of Moss Adams as our independent registered public accounting firm to perform independent audit services beginning with the Company’s fiscal year ending March 31, 2016.

During the fiscal years ended March 31, 2015 and 2014, neither the Company nor anyone on its behalf has consulted with Moss Adams regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Moss Adams to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is good corporate governance to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of Moss Adams as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of Moss Adams as our independent auditors for the fiscal year ending March 31, 2016 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Moss Adams, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2015 and 2014 fiscal years (in thousands).

Description of Services	2015	2014
Audit Fees	$640	$734
Audit-Related Fees	—	—
Tax Fees	12	13
All Other Fees	—	—
Total	$652	$747

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees. Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but which are not reported under “Audit Fees.” We did not incur any “Audit-Related Fees” in fiscal years 2015 and 2014.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

All Other Fees. All other fees consist of fees billed for all other products and services. We did not incur any “All Other Fees” in fiscal years 2015 and 2014.

The Audit Committee pre-approved all of the services provided by KPMG LLP in fiscal years 2015 and 2014. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to us by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

The Audit Committee has determined that the rendering of all the services described above by KPMG LLP was compatible with maintaining the auditors’ independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2015, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our directors and executive officers as a group. The percentages in the following table are based on 30,955,697 shares of Common Stock, issued and outstanding as of June 30, 2015.  Shares which the person or group has the right to acquire within 60 days of June 30, 2015, are deemed to be outstanding in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

	Number of Shares of	Percent of Total
Name and Address(1)	Common Stock	Common Stock
5% Stockholders
Richard W. Koe (2)	14,959,556	48.3%
Astoria Capital Partners, LP (3)	14,894,956	48.1%
Directors and Officers
Philip D. Barrett (4)	379,953	1.2%
Gerald F. Chew (5)	484,443	1.6%
Douglas G. Ballinger (6)	94,721	*
Nancy M. Harvey (7)	74,721	*
Eric Singer (8)	5,277	*
Justin T. Garrity (9)	177,244	*
Roger Rowe (10)	30,000	*
Bradley N. Timchuk (11)	—	—
Thomas Lim (12)	—	—
All Directors and Executive Officers as a group (10 persons) (13)	16,205,915	50.9%

* Represents less than 1%

(1)            Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o TigerLogic Corporation, 1532 SW Morrison St, Suite 200, Portland, Oregon 97205.

(2)            Consists of 14,894,956 shares of Common Stock beneficially owned by Astoria, and 64,600 shares of Common Stock beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria.

(3)            The principal address of Astoria is 2316 SE Clatsop St., Milwaukie, Oregon 97202.

(4)            Consists of: (i) 209,141 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust; (ii) 29,141 shares of Common Stock owned by the Philip Barrett Family Charitable Trust; (iii) options to purchase 94,721 shares of Common Stock exercisable within 60 days of June 30, 2015, held by Mr. Barrett; and (iv) 46,950 shares of Common Stock held in trusts for the benefit of Mr. Barrett’s children as to which Mr. Barrett shares investment power and disclaims beneficial ownership.

(5)            Includes options to purchase 454,443 shares of Common Stock exercisable within 60 days of June 30, 2015, held by Mr. Chew.

(6)            Consists of options to purchase 94,721 shares of Common Stock exercisable within 60 days of June 30, 2015, held by Mr. Ballinger.

(7)            Consists of options to purchase 74,721 shares of Common Stock exercisable within 60 days of June 30, 2015, held by Ms. Harvey.

(8)            Mr. Singer was appointed to the Board on January 22, 2015. In connection with his appointment, Mr. Singer was granted an option to purchase 25,000 shares of Common Stock.  The option award vests monthly over a three-year period, subject to 100% acceleration in the event of his termination by the Company without cause or his resignation with good reason following a change in control of the Company.  5,277 shares of Common Stock subject to the award are exercisable within 60 days of June 30, 2015.

(9)            Includes 139,832 shares of Common Stock issuable under options exercisable within 60 days of June 30, 2015, held by Mr. Garrity.

(10)     Consists of 30,000 shares of Common Stock Mr. Rowe purchased in February 2015. Mr. Rowe joined the Company in January 2015 as Chief Financial Officer and Treasurer.  In connection with his appointment, Mr. Rowe was granted an option to purchase 300,000 shares of Common Stock.  On March 12, 2015 Mr. Rowe was appointed as the Company’s Acting Chief Executive Officer.  In connection with his appointment, Mr. Rowe was granted an additional option to purchase 300,000 shares of Common Stock. Both option awards are subject to the Company’s standard four-year vesting with a one year cliff, subject to 100% acceleration in the event of his termination by the Company without cause or his resignation with good reason following a change in control of the Company.

(11)     Mr. Timchuk departed from the Company in March 2015.  Option awards were cancelled in connection with Mr. Timchuk’s separation from the Company.

(12)     Mr. Lim departed from the Company in December 2014.  Option awards were cancelled in connection with Mr. Lim’s separation from the Company.

(13)     Includes an aggregate of 863,715 shares of Common Stock issuable under options exercisable within 60 days of June 30, 2015.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our executive officers as of July 20, 2015:

Name	Age	Position
Roger Rowe	54	Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary
Justin T. Garrity	42	President

Mr. Rowe joined the Company in January 2015 as Chief Financial Officer and Treasurer. In March 2015, Mr. Rowe was appointed as Acting Chief Executive Officer in addition to his other responsibilities.  Prior to joining the Company, Mr. Rowe served as Chief Financial Officer at Agilyx Corporation, an industrial technology company from July 2012 to January 2015. He served as Director of Investor Relations and Financial Planning and Analysis at TriQuint Semiconductor, a radio frequency chip designer and manufacturer, from November 2010 to July 2012. Prior to TriQuint, Mr Rowe served as Chief Financial Officer at Merchandising Technologies, a provider of retail merchandising solutions, from July 2007 through June 2010.  Mr. Rowe holds a B.S. in Accounting and Finance from the University of Idaho.

Mr. Garrity joined the Company through the acquisition of Storycode in January 2013, and was appointed as Vice President, Product and Marketing. Mr. Garrity was promoted as the Company’s Senior Vice President, Product and Marketing in June 2013, as Senior Vice President, Postano, in January 2014, and as President in September 2014. Mr. Garrity has extensive experience in product design, experience design, branding, and marketing. Mr. Garrity served as Chief Creative Officer of Storycode from January 2012 to January 2013, and as Director of User Experience at Webtrends, Inc, a provider of digital marketing solutions, from July 2008 to January 2012. Mr. Garrity holds a B.F.A. from Northern Arizona University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of our named executive officers, which consist of (i) all persons serving as our chief executive officer during the fiscal year ended March 31, 2015 and (ii) the only other executive officer serving as of the end of the fiscal year ended March 31, 2015, in addition to the chief executive officer and (iii) the only other executive officer who would have met the requirements in (ii), but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended March 31, 2015.

						Option		All Other
Name and		Salary		Bonus		Awards		Compensation		Total
Principal Position	Year	($)(1)		($)		($)(2)		($)		($)
Richard W. Koe, (13)	2015	$240,000		$—		$—		$325	(4)	$240,325
Former President and Chief Executive Officer	2014	240,000		—		—		325	(4)	240,325

Brad Timchuk,	2015	212,538	(5)			555,980	(8)	314	(4)	768, 832
Former Chief Executive Officer	2014	—		—		—		—		—

Thomas Lim, (14)	2015	142,308				—		203	(4)	142,511
Former Chief Financial Officer, Vice President, Finance, and Secretary	2014	200,000		190,000	(3)	62,440	(9)	271	(4)	452,711

Justin Garrity,	2015	210,769	(6)	—		293,300	(10)	287	(4)	504,356
President	2014	193,463	(6)	81,667	(7)	57,095	(11)	251	(4)	332,476

Roger Rowe, (12)	2015	38,462		—		172,200	(15)	45	(4)	210,707
Acting Chief Executive Officer, CFO, Treasurer and Secretary	2014	—		—		—		—		—

(1)     Includes base salary amounts earned in each fiscal year. Includes amounts (if any) contributed at the named executive officer’s option under our 401(k) plan.

(2)     Amounts shown do not reflect cash compensation actually received by the named executive officers. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K for the fiscal year ended March 31, 2015, filed with the SEC on June 18, 2015. See Note 8, under the subheading “Stock-Based Compensation”. The material terms of each option grant are further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

(3)     Represents discretionary bonuses earned by the named executive officer in the fiscal year ended March 31, 2014 in the amounts of $150,000 paid during the fiscal year ended March 31, 2014 and $40,000 paid in April 2014.

(4)     Represents insurance premiums paid by us with respect to life insurance for the benefit of the named executive officer.

(5)     Mr. Timchuk joined the Company in April 2014, was promoted to Chief Executive Officer in September 2014 and departed from the Company in March 2015.  Salary for fiscal year ended March 31, 2015 reflects annual base salary of $220,000 through August 2014 and an adjusted annual base salary of $240,000 effective September 2014.

(6)     Mr. Garrity joined the Company through our acquisition of Storycode on January 17, 2013. Salary for fiscal year ended March 31, 2014 reflects annual base salary of $185,000 through July 2013 and an adjusted annual base salary of $200,000 effective August 2013.  Salary for fiscal year ended March 31, 2015 reflects annual base salary of $200,000 through August 2014 and an adjusted annual base salary of $220,000 effective September 2014.

(7)     Represents discretionary bonuses earned by the named executive officer in the fiscal year ended March 31, 2014 in the amounts of $25,000 and $16,667 paid during the 2014 fiscal year, and $40,000 paid in April 2014.

(8)     Represents the following option awards: (i) an option award for 300,000 shares was granted on April 14, 2014 at that date’s closing market price of $1.35 per share; and (ii) an option award for 500,000 shares was granted on September 8, 2014 at that date’s closing market price of $0.91 per share.  The option awards were cancelled upon Mr. Timchuk’s departure from the Company.

(9)     The option award for 50,000 shares was granted on April 1, 2013 at that date’s closing market price of $1.92 per share. The option awards were cancelled upon Mr. Lim’s resignation from the Company.

(10)   The option award for 500,000 shares was granted on September 8, 2014 at that date’s closing market price of $0.91 per share. The shares subject to the option vest at a rate of 25% one year from the date of grant and 1/48 each month thereafter subject to Mr. Garrity’s continued status as an employee.

(11)   Represents the following option awards: (i) an option award for 25,000 shares was granted on August 6, 2013 at that date’s closing market price of $1.73; and (ii) an option award for 25,000 shares was granted on December 13, 2013 at that date’s closing market price of $1.74 per share. The shares subject to the options vest at a rate of 25% one year from the date of grant and 1/48 each month thereafter subject to Mr. Garrity’s continued status as an employee.

(12)   Mr. Rowe joined the Company in January 2015 as our Chief Financial Officer in January 2015 and was appointed Acting Chief Executive Officer in March 2015.  Salary for fiscal year ended March 31,2015 represents base salary of $200,000 through February 2015 and an adjusted annual base salary of $240,000 effective March 13, 2015.

(13)   Mr. Koe retired as President and Chief Executive Officer of the Company on September 7, 2014.

(14)   Mr. Lim resigned as an employee of the Company effective December 5, 2014.

(15)   Represents the following option awards: (i) an option award for 300,000 shares granted on January 12, 2015 at that date’s closing market price of $0.42 per share; and (ii) an option award for 300,000 shares granted on March 16, 2015 at that date’s closing market price of $0.44 per share.  The option awards vest as to 25% of the shares subject to the award one year from the date of grant and as to 1/48 of the shares subject to the award each month thereafter, subject to Mr. Rowe’s continued status as an employee.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each named executive officer as of March 31, 2015. The named executive officers did not exercise any options during the fiscal year ended March 31, 2015.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date(1)
Richard W. Koe (9)	—	—		$—
Thomas Lim (10)	—	—		—
Brad Timchuk (11)	—	—		—
Justin Garrity	78,451	20,646	(2)	0.70	1/9/22
	27,083	22,917	(3)	1.99	1/28/23
	9,895	15,105	(4)	1.73	8/6/23
	7,812	17,188	(5)	1.74	12/13/23
	—	500,000	(6)	0.91	9/8/24
Roger Rowe	—	300,000	(7)	0.42	1/12/25
	—	300,000	(8)	0.44	3/16/25

(1)       Unless otherwise noted, the options vest as to 25% of the shares subject to the award one year from the date of grant and as to 1/48 of the shares subject to the award each month thereafter and expire ten years from the date of grant. The vesting of options granted to named executive officers may accelerate under specified conditions, as described in the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” section below. Option grants are priced using the closing market price reported on the NASDAQ Capital Market on the date of Board approval, unless the option grants are approved when the NASDAQ Capital Market is closed, in which case the option grants are priced using the closing price of the next NASDAQ trading date.

(2)       In connection with our acquisition of Storycode, the option award for 99,097 shares was granted on January 17, 2013 in exchange for an employee stock option to acquire 230,000 shares of Storycode common stock at an exercise price of $0.30 per share. Twenty-five percent (25%) of the shares subject to the option became vested at January 17, 2013 and an additional 2,065 shares vest monthly thereafter.

(3)       The option award for 50,000 shares was granted on January 28, 2013 at that date’s closing market price of $1.99 per share.

(4)       The option award for 25,000 shares was granted on August 6, 2013 at that date’s closing market price of $1.73 per share.

(5)       The option award for 25,000 shares was granted on December 13, 2013 at that date’s closing market price of $1.74 per share.

(6)       The option award for 500,000 shares was granted on September 8, 2014 at that date’s closing market price of $0.91 per share.

(7)       The option award for 300,000 shares was granted on January 12, 2015 at that date’s closing market price of $0.42 per share.

(8)       The option award for 300,000 shares was granted on March 16, 2015 at that date’s closing market price of $0.44 per share.

(9)       Mr. Koe retired as President and Chief Executive Officer of the Company on September 7, 2014.

(10)    Mr. Lim resigned as an employee of the Company on December 5, 2014.

(11)    Mr. Timchuk departed from the Company on March 12, 2015.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information, as of March 31, 2015, with respect to compensation plans under which equity securities of the Company are authorized for issuance.  All such plans have been approved by our stockholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	4,630,822	(1)	$1.61	4,908,806	(2)
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	4,630,822			4,908,806

(1)   Represents shares of common stock that may be issued pursuant to outstanding options granted under the following plans: 245,000 shares under the 1999 Stock Option Plan (“1999 Plan”) and 4,385,822 shares under the 2009 Equity Incentive Plan (“2009 Plan”). On February 25, 2009, at the 2009 Annual Meeting, our stockholders approved the 2009 Plan; following which the 1999 Plan was terminated, except as to options then issued and outstanding.

(2)  Represents shares of common stock that may be issued pursuant to options available for future grant under the following plans: 4,645,240 shares under the 2009 Plan and 263,566 shares of common stock available for purchase by employees under the 2011 Amended and Restated Employee Stock Purchase Plan. Included in the 2009 Plan is the provision for the annual automatic share reserve increase on the last day of each fiscal year in an amount equal to the lesser of (a) 3% of our total outstanding shares on the last day of our fiscal year, (b) 2,000,000, or (c) such lesser amount as determined in the sole and absolute discretion of the Board. On March 31, 2015, 928,670 shares (equivalent to 3% of our total outstanding shares on March 31, 2015) were added to the 2009 Plan reserve balance under the annual automatic share increase provisions; this increase is included in the 2009 Plan available shares balance above.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Regardless of the reason for termination, a named executive officer is entitled to receive upon termination of employment amounts earned through the termination date, including base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive’s termination date. The named executive officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

Mr. Koe retired as President and Chief Executive Officer of the Company on September 7, 2014.  Mr. Koe continues to serve on the Board and provides advisory services to the Company during a transition period.  Mr. Koe entered into a resignation and transition agreement, pursuant to which Mr. Koe will serve as a non-executive advisor to the Company through March 7, 2016. During the transition period, the Company will continue to pay Mr. Koe his current base salary, but he will not be eligible for any incentive bonuses.  This transition agreement supersedes Mr. Koe’s prior employment and severance agreement dated January 17, 2013.  The transition agreement also provides for an expense reimbursement arrangement whereby the Company agreed to reimburse ACM a monthly amount of $2,000 as rental fee for the use of ACM’s furniture in the Company’s Portland office through April 2015, which amount was reduced to $1,000 per month effective May 1, 2015. This agreement will continue for such time as the Company continues to make use of ACM’s furniture and will terminate upon written notice from the Company.

In connection with the closing of the acquisition of Storycode, effective January 17, 2013, we entered into an amended and restated employment and severance agreement with Mr. Lim. This amended agreement provided for the same base compensation of $200,000 per year, and Mr. Lim was eligible for a discretionary bonus and was eligible to participate in our customary employee benefit plans, including dental, vision, and disability insurance plans.  Mr. Lim was also eligible for certain severance benefits under the agreement.  The agreement was terminated with no further obligations on the part of the Company when Mr. Lim resigned as an employee of the Company on December 5, 2014.  Mr. Lim continued to provide consulting services to the Company to assist with transition matters through March 31, 2015 with compensation at a rate of $15,000 per month.

In connection with Mr. Timchuk’s appointment as Chief Executive Officer of the Company in September 2014, the Company entered into an employment and severance agreement with him that provided for a base annual salary of $240,000 and a discretionary target bonus of up to 50% of his base salary. The agreement also provided for a severance payment of six months of salary, plus an additional month of salary for each year of service, up to a total of twelve months of salary, in the event of his termination by the Company without cause or his resignation with good reason, and acceleration of vesting of equity incentives in the event such termination or such resignation occurs following a change in control of the Company. Mr. Timchuk also was awarded a stock option to purchase up to 500,000 shares of the Company’s common stock, subject to the Company’s standard four-year vesting with a one year cliff.  In connection with Mr. Timchuk’s departure from the Company in March 2015, he received a severance of $140,000, equal to seven months salary, per the terms of his employment agreement.

In connection with Mr. Garrity’s promotion to President of the Company, the Company entered into an employment and severance agreement with him that provides for a base annual salary of $220,000 and a discretionary target bonus of up to 50% of his base salary. The agreement also provides for a severance payment of six months of salary, plus an additional month of salary for each year of service, up to a total of twelve months of salary, in the event of his termination by the Company without cause or his resignation with good reason, and acceleration of vesting of equity incentives in the event such termination or such resignation occurs following a change in control of the Company. Mr. Garrity also was awarded a stock option grant to purchase up to 500,000 shares of the Company’s common stock, subject to the Company’s standard four-year vesting with a one year cliff.

In connection with Mr. Rowe’s appointment as Acting Chief Executive Officer of the Company, the Company entered into an employment and severance agreement with him that provides for a base annual salary of $240,000 and a discretionary target bonus of up to 50% of his base salary. The agreement also provides for a severance payment of six months of salary, plus an additional month of salary for each year of service, up to a total of twelve months of salary, in the event of his termination by the Company without cause or his resignation with good reason, and acceleration of vesting of equity incentives in the event such termination or such resignation occurs following a change in control of the Company. In connection with Mr. Rowe’s appointment as Chief Financial Officer in January 2015, Mr. Rowe was awarded a stock option grant to purchase up to 300,000 shares of the Company’s common stock, and in connection with his appointment as Acting Chief Executive Officer, Mr. Rowe was awarded an additional option to purchase up to 300,000 shares of the Company’s common stock.  Both option awards are subject to the Company’s standard four-year vesting with a one year cliff.

DIRECTOR COMPENSATION

On September 23, 2014, the Board approved a modification to the compensation program for the non-employee members of the Board.  Under the modified program, non-employee directors receive cash and equity incentive compensation for their services on the Board.  Effective as of October 1, 2014, each non-employee director receives cash compensation in the amount of $5,000 per quarter.  Previously, non-employee directors were compensated on a per meeting basis and received cash compensation of $1,000 for each Board meeting attended in-person, $500 for each Board meeting attended telephonically, and $250 for each meeting of the Committees of the Board.  In addition, on November 19, 2014, each then current non-employee director received a one-time grant of a stock option to purchase up to 50,000 shares of the Company’s common stock. The Board did not make any other changes to the existing equity incentive program, which provides for an annual stock option grant of 10,000 shares of the Company’s common stock on the first business day immediately following the date of each Annual Meeting of stockholders, and for an initial stock option grant of 25,000 shares of the Company’s common stock to any non-employee director newly elected to the Board on the first business day immediately following the date of the election. A director first elected to the Board at any Annual Meeting is entitled to receive the initial grant, but not the annual grant on the date following the Annual Meeting at which he or she is elected. All of the options granted to non-employee directors vest monthly over a three-year period and are subject to 100% acceleration in the event of a Corporate Transaction, as described below.  We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings.

Richard W. Koe served as our Chairman and President and Chief Executive Officer from February 26, 2009 until September 7, 2014 and as a result of his resignation and transition agreement is not eligible to participate in this compensation program.

The Board will periodically evaluate and consider whether to maintain or modify the compensation program for non-employee directors.

Director Compensation Table

The following table sets forth the compensation for our directors for the fiscal year ended March 31, 2015. The directors did not exercise any options during the fiscal year ended March 31, 2015.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
Richard W. Koe (3)	$—		$—		$—
Gerald F. Chew	14,000		27,864	(4)	41,864
Douglas G. Marshall (11)	29,972		24,855	(5)	54,827
Philip D. Barrett	33,750		27,864	(6)	63,614
Douglas G. Ballinger	83,000	(7)	27,864	(8)	110,864
Nancy M. Harvey	33,750		27,864	(9)	61,614
Eric Singer (12)	3,778		10,007	(10)	13,785

(1)      Represents cash payments made to each non-employee director for attending Board and Committee meetings in the fiscal year ended March 31, 2015, in accordance with the compensation program as it existed prior to the modifications described above.

(2)      Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown reflect the grant date fair value of options awarded in the fiscal year ended March 31, 2015. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 8 of the Company’s Form 10-K for the fiscal year ended March 31, 2015, filed with the SEC on June 18, 2015 (See Note 8, under the subheading “Stock-Based Compensation”). For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (b) the sale, transfer or other disposition of all or substantially all of our assets (including the capital stock of subsidiary corporations); (c) approval by our stockholders of any plan or proposal for our complete liquidation or dissolution; (d) any reverse merger in which we are the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than us or by an employee benefit plan sponsored by us) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities.

(3)      Mr. Koe’s security ownership is described in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  Mr. Koe served as our Chairman and President and Chief Executive Officer from February 26, 2009 until September 7, 2014 and was not eligible to participate in our director compensation program during that period, nor while his resignation and transition agreement is in effect.

(4)      Corresponds to option grants on November 19, 2014 for 50,000 shares and on March 13, 2015 for 10,000 shares that vest monthly over three years, subject to Mr. Chew’s continued service. Mr. Chew held a total of 520,000 outstanding option awards as of March 31, 2015.

(5)      Corresponds to an option grant on November 19, 2014 for 50,000 shares that vest monthly over three years, subject to Mr. Marshall’s continued service. As a result of Mr. Marshall’s resignation from the Board on January 22, 2015, vesting of previously granted stock options stopped on that date. As of the date of his resignation, Mr. Marshall had 171,109 vested shares that remained exercisable for 90 days.  Mr. Marshall did not exercise these vested options within the allotted time and as a result these options were cancelled.

(6)      Corresponds to option grants on November 19, 2014 for 50,000 shares and on March 13, 2015 for 10,000 shares that vest monthly over three years, subject to Mr. Barrett’s continued service. Mr. Barrett held a total of 150,000 outstanding option awards as of March 31, 2015. Mr. Barrett’s security ownership is described in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”.

(7)      During the fiscal year ended March 31, 2015, Mr. Ballinger served as chairman of an ad-hoc committee of the Board.  In consideration of his service, Mr. Ballinger received monthly retainer payments of $10,000 per month.  The ad-hoc committee of the Board was dissolved in August 2015.

(8)      Corresponds to option grants on November 19, 2014 for 50,000 shares and on March 13, 2015 for 10,000 shares that vest monthly over three years, subject to Mr. Ballinger’s continued service. Mr. Ballinger held a total of 150,000 outstanding option awards as of March 31, 2015.

(9)      Corresponds to option grants on November 19, 2014 for 50,000 shares and on March 13, 2015 for 10,000 shares that vest monthly over three years,, subject to Ms. Harvey’s continued service. Ms. Harvey held a total of 130,000 outstanding option awards as of March 31, 2015.

(10)    Corresponds to option grants on January 22, 2015 for 25,000 shares and on March 13, 2015 for 10,000 shares that vest monthly over three years, subject to Mr. Singer’s continued service. Mr. Singer held a total of 35,000 outstanding option awards as of March 31, 2015.

(11)    Mr. Marshall resigned from the Board on January 22, 2015.

(12)    Mr. Singer was appointed to the Board on January 22, 2015 and accordingly, his director compensation is reflective of the time he served as a director during the fiscal year ended March 31, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from these persons that no other reports were required during the fiscal year ended March 31, 2015, all reports required to be filed during the fiscal year ended March 31, 2015 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed.

Certain Relationships and Related Party Transactions

A description of the terms of the employment and compensation agreements and arrangements between us and Messrs. Koe, Timchuk, Garrity, Lim and Rowe may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements”.

We have entered into our standard form of indemnification agreement with each of our directors and executives.

It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2015.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees.

The Audit Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the SEC on June 18, 2015.

The Audit Committee also has considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Nancy M. Harvey
Philip D. Barrett

Eric Singer

***

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meeting of the Company consistent with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Amended and Restated Bylaws of the Company, which may be amended from time to time.  To be considered for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, a proposal or director nomination must be submitted in writing by March 31, 2016, to the attention of our Secretary at 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205.  Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time.  Any such proposal will be subject to Rule 14a-8.  If you wish to submit a proposal (including a director nomination) at next year’s Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, your written request must be received by our Secretary between May 15, 2016 and June 14, 2016.  You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to TigerLogic Corporation, Attention: Secretary, 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205. Copies may also be obtained from the Company’s website at www.tigerlogic.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are TigerLogic Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to TigerLogic Corporation, Attention: Secretary, 1532 SW Morrison Street, Suite 200, Portland, Oregon 97205.

By Order of the Board of Directors,

/s/ Philip D. Barrett

Philip D. Barrett
Chairman of the Board
July 29, 2015
Portland, Oregon

REVOCABLE PROXY

TIGERLOGIC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — September 17, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Roger Rowe and Justin T. Garrity, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”), in the name of the undersigned, to attend the Annual Meeting of Stockholders of TigerLogic Corporation, a Delaware corporation (the “Company”), to be held at the Hotel deLuxe located at 729 SW 15th Ave., Portland, OR 97205, on Thursday, September 17, 2015 at 11:30 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

Comments:

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT  NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 17, 2015.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.edocumentview.com/TIGR

FOLD HERE — PLEASE DO NOT DETACH — PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	Withhold	For All Except
1.	To elect two (2) Class II directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified.	☐	☐	☐

Nominees: Richard W. Koe and Douglas G. Ballinger

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	To ratify the appointment of Moss Adams LLP as independent auditors of the Company for the fiscal year ending March 31, 2016.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends a vote FOR proposals One and Two.

In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS A VOTE FOR PROPOSALS ONE AND TWO.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2015 and Proxy Statement dated July 29, 2015, is hereby acknowledged by the undersigned.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer.